SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                   April 30, 2002
                            --------------------------
                            (Earliest Event Reported)



                          Total System Services, Inc.
                          ---------------------------
                          (Exact Name of Registrant as
                           Specified in its Charter)


   Georgia                         1-10254                        58-1493818
--------------                ------------------                  --------------
(State of                        (Commission File                 (IRS Employer
  Incorporation)                   Number)                        Identification
                                                                   Number)



                   1600 First Avenue, Columbus, Georgia 31901
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                          ------------------------------
                         (Registrant's Telephone Number)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
------   ------------

         On April 30, 2002, Total System Services, Inc. ("Registrant") issued a press release with respect to its execution of a five-year agreement with Accenture to process post secondary student grant and loan funding for the U.S. Department of Education.

         A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  ------------------------------------------------------------------

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99 - Registrant's press release, April 30, 2002.

                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOTAL SYSTEM SERVICES, INC.
                                        ("Registrant")


Dated: May 1, 2002                       By:/s/ Kathleen Moates
       --------------------                -------------------------------------
                                               Kathleen Moates
                                               Senior Deputy General Counsel





























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